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                  U. S. SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                              ________________


                                 FORM 8 - K


                               CURRENT REPORT


   Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report: February 4, 1997 Commission File: 01-21617


                           THE QUIGLEY CORPORATION

           (Exact Name of Registrant As Specified in Its Charter)




             NEVADA                                  23-2577138

     (State of Incorporation)            (IRS Employer Identification Number)


        10 South Clinton Street, P. O. Box 1349, Doylestown, PA 18901

                  (Address of Principal Executive Offices)




                               (215) 345-0919

                       (Registrants' Telephone Number)






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The following  current  report under Section 13 or 15 (d) of the  Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-11 or Rule 15d-11:

ITEM 4: CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

On January 29, 1997, the Registrant engaged the independent accounting firm of Coopers & Lybrand L.L.P. to audit the Registrants' financial statements for calendar year 1997. The replacement of the previous certifying accountant, Nachum Blumenfrucht, CPA, was made by approval of the Board of Directors of the Registrant and with the agreement of Mr. Blumenfrucht. This change was due to the dramatic expansion of business operations undertaken by the Company since the close of the prior fiscal year. There have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, nor any reportable event required to be disclosed pursuant to
Item 304 (v) of Regulation S - K.

ITEM 8: CHANGE IN FISCAL YEAR

On January 2, 1997, the Board of Directors of the Registrant approved the change of the Registrants' fiscal year from September 30 to December 31 to reflect the fiscal year which has been generally adopted by the pharmaceutical industry. The Report covering the transition period from October 1, 1996 to December 31, 1996 will be filed by the Registrant on Form 10-QSB. The audited statements for this period, to be audited by Nachum Blumenfrucht, CPA, will be included in the Companys' form 10-KSB for calendar year ended December 31, 1997.

                                 SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  February 4, 1997                    THE QUIGLEY CORPORATION


                                            By:   /s/ Guy J. Quigley
                                                 -------------------

                                                 Guy J. Quigley
                                                 President and CEO